SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549



                        FORM 8-K

                     CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 15, 1996

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of April 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1996-S12)



            Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)

        DELAWARE                33-54227         75-2006294
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)



            Exhibit Index Located on Page 2 Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration
Statement of the Registrant are hereby filed:


Sequentially
Exhibit                                                 Numbered
Number                                                  Exhibit     Page


7(c) Amendment No. 2, dated as of July 1, 1996,             004
          to the Pooling and Servicing Agreement, dated as of April 1, 1996 among Residential
          Funding Mortgage Securities I, Inc.,
          as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.




                       SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES I, INC.



                                   By: /s/ Randy Van Zee

                                   Name:   Randy Van Zee
                                   Title:  Vice President


Dated:  July 31, 1996


                                           Exhibit 7(c)





                 Amendment No. 2 to the
            Pooling and Servicing Agreement










    RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                        Company,

            RESIDENTIAL FUNDING CORPORATION,

                    Master Servicer,

                          and

                 BANKERS TRUST COMPANY,

                        Trustee




                    AMENDMENT NO. 2

                dated as of July 1, 1996



                      Amending the

            POOLING AND SERVICING AGREEMENT

         among the Company, the Master Servicer
                    and the Trustee

               Dated as of April 1, 1996



           Mortgage Pass-Through Certificates

                    Series 1996-S12





     AMENDMENT NO. 2, dated as of the 1st day of July 1996, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

     WHEREAS, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (the "Company"), RESIDENTIAL FUNDING CORPORATION (the "Master Servicer") and BANKERS TRUST COMPANY as trustee (the "Trustee") entered into a Pooling and Servicing Agreement, dated as of April 1, 1996 (the "Agreement"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S12;

     WHEREAS, the Company and the Master Servicer represent that the definition of Maximum Class A Rate in the Agreement was in error and that Section 1 of this Amendment No. 2 would correct that definition to conform to the intention of the parties;

     WHEREAS, Section 12.01(a)(ii) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, but with the consent of the Insurer, to correct any error;

     WHEREAS, the Insurer has consented to the amendment to the Agreement provided for herein; and

     WHEREAS, the execution of this Amendment No. 2 has been duly authorized by the Company, the Master Servicer and the Trustee;

     NOW THEREFORE, the Company, the Master Servicer and the
Trustee hereby agree as follows:

     Section 1.

     The definition of Maximum Class A Rate included in Section
1.01 of the Agreement is hereby amended by deleting the portion of the definition that follows the words "divided by" where they first appear and inserting in its place the following:

          "(y) the Certificate Principal
          Balance of the Class A Certificates
          for such Distribution Date
          multiplied by (z) 360 divided by
          the actual number of days in the
          related Interest Accrual Period."

     Section 2.

     This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.
     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                              RESIDENTIAL FUNDING MORTGAGE
                              SECURITIES I, INC.
[Seal]


                              By:/s/ Randy Van Zee
                              Name:  Randy Van Zee
                              Title: Vice President

Attest: /s/ Diane S. Wold
Name:  Diane S. Wold
Title: Vice President


                              RESIDENTIAL FUNDING CORPORATION

[Seal]


                              By: /s/ Diane S. Wold
                              Name:  Diane S. Wold
                              Title: Director

Attest: /s/ Randy Van Zee
Name:  Randy Van Zee
Title: Director


                              BANKERS TRUST COMPANY, as Trustee

[Seal]


                              By: /s/ Katherine M. Keller
                              Name: Katherine M. Keller
                              Title: Assistant Secretary

Attest: /s/ Gary R. Vaughan
Name:  Gary R. Vaughan
Title: Assistant Vice President

               MBIA INSURANCE CORPORATION




          Reference is made to the Pooling and Servicing Agreement, dated as of April 1, 1996, among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the Master Servicer") and Bankers Trust Company, as Trustee (the "Trustee"), providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-S12 (the "Agreement). Capitalized terms used and not defined herein have the meanings given such terms in the Agreement.


          The undersigned, a duly authorized representative of the Insurer, hereby consents to Amendment No. 2 to the Agreement, dated as of July 1, 1996, among the Company, the Master Servicer and the Trustee.



                              MBIA INSURANCE CORPORATION


                              By:/s/ John D. Lohrs
                                 Name: John D. Lohrs
                                 Title: Vice President



Dated:  July 15, 1996